Exhibit 99.1

FOR IMMEDIATE RELEASE

Editor’s Contact:
Gerry Ansel
QLogic Corporation
Phone: (949) 389-7664
gerry.ansel@qlogic.com

Investor’s Contact:
Tony Massetti
QLogic Corporation
Phone: (949) 389-7533
tony.massetti@qlogic.com

QLOGIC REPORTS THIRD QUARTER
RESULTS FOR FISCAL YEAR 2005
Revenues And Net Income Reach Record Levels

Aliso Viejo, Calif., January 19, 2005 – QLogic Corporation (Nasdaq:QLGC), the company that powers storage area networks (SANs), today announced its third quarter financial results for the period ended December 26, 2004.

Net revenues for the third quarter of fiscal 2005 were a record $150.3 million and increased 10% from the $137.1 million reported in the comparable quarter last year. Fibre Channel product revenues for the third quarter of fiscal 2005 were $116.9 million and represented 78% of the Company’s total revenue. Fibre Channel product revenues for the third quarter were up 11% from the comparable quarter last year. Net income on a GAAP basis for the third quarter of fiscal 2005 was a record $43.4 million, or $0.46 per share on a diluted basis, and increased 24% from the $35.0 million, or $0.36 per share on a diluted basis, reported in the third quarter of last year.

During the third quarter of fiscal 2005, net revenues increased 12% sequentially from the $134.6 million reported in the second quarter of fiscal 2005. Fibre Channel product revenues for the third quarter of fiscal 2005 were up 8% sequentially from the second quarter of fiscal 2005. Third quarter net income on a GAAP basis increased 21% from the $35.9 million, or $0.38 per share on a diluted basis, reported in the second quarter of fiscal 2005.

Net revenues for the first nine months of fiscal 2005 were $414.7 million, up 5% from the $395.6 million reported for the same period of fiscal year 2004. Net income on a GAAP basis for the first nine months of fiscal 2005 was $111.4 million, or $1.19 per share on a diluted basis, an increase of 11% from the $100.8 million, or $1.05 per share on a diluted basis, reported for the same period last year.

The Company uses certain non-GAAP measures to supplement financial statements based on GAAP. A description of the purpose and benefit of such non-GAAP financial information is presented below and a reconciliation between the GAAP and non-GAAP measures is included in the accompanying financial schedules.

Non-GAAP net income for the third quarter of fiscal 2005 was $45.1 million, or $0.48 per share on a diluted basis, and increased 19% from the $37.9 million, or $0.39 per share on a diluted basis, reported in the third quarter of last year. Non-GAAP net income for the third quarter of fiscal 2005 increased 20% sequentially from the $37.7 million, or $0.40 per share on a diluted basis, reported for the second quarter of fiscal 2005.

During the first nine months of fiscal 2005, the Company’s non-GAAP net income was $116.8 million, or $1.25 per share on a diluted basis, an increase of 8% from the $107.7 million, or $1.12 per share on a diluted basis, reported last year.

“We are very pleased with our strong performance during the third quarter and the achievement of both record revenues and net income,” said H.K. Desai, the Company’s chairman, chief executive officer and president. “The growth in our revenues during the third quarter was primarily driven by double digit sequential growth for both HBAs and switches.”

The Company generated $118 million in cash from operations during the first nine months of fiscal 2005 and used $80 million in fiscal 2005 to purchase its common stock pursuant to the Company’s stock repurchase programs. The Company’s balance sheet at the end of the third quarter of fiscal 2005 was highlighted by $768 million of cash and short-term investments.

QLogic’s fiscal 2005 third quarter conference call is scheduled today at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chairman of the board, chief executive officer and president, and Tony Massetti, vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at www.qlogic.com. Phone access to participate in the conference call is available at (719) 457-2658, pass code: 145765.

The quarterly financial information that the Company intends to discuss during the conference call is included in this press release and will be available on the Company’s website at www.qlogic.com for 12 months following the conference call. To listen to a webcast replay of the conference call, please visit the Investor Relations section of the Company’s website at www.qlogic.com. The webcast replay will be available for 12 months following the conference call. An audio replay of the conference call will also be available through February 2, 2005 by calling (719) 457-0820, pass code: 145765.

Non-GAAP Financial Measurements

The non-GAAP financial measurements contained herein are a supplement to the corresponding financial measurements computed in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial information presented excludes non-cash merger related stock compensation charges and, in fiscal 2004, legal settlements and the related income tax effect. Management believes these charges are not indicative of the on-going costs of the Company’s basic core operating performance. These non-GAAP adjustments directly impact the Company’s engineering and development expenses, general and administrative expenses, total operating expenses, operating income, income before income taxes, income taxes, net income and net income per share amounts in comparison to the corresponding amounts included in the Company’s condensed consolidated statements of operations presented in accordance with GAAP. In order to present the impact of any items excluded from the non-GAAP financial information, the Company has presented a complete reconciliation of each of the non-GAAP measures to the most directly comparable measure calculated in accordance with GAAP in the accompanying financial schedules. The Company has provided these non-GAAP financial measures, on a basis consistent with its historical presentation, to assist investors to better understand the Company’s core operating performance on an on-going basis and to enhance comparisons of its core operating performance with historical periods and the core operating performance of its competitors. Items excluded from non-GAAP financial measurements are also excluded by management in its evaluation of the core operating performance of the Company and in its evaluation of trends between fiscal periods. Management uses each of the non-GAAP financial measures presented in its evaluation of the Company’s core operating performance and believes that such measures are an important element of its internal performance measurement process. In addition, the Company prepares and maintains its budgets and forecasts of future periods on a basis consistent with these non-GAAP financial measurements. Non-GAAP financial information presented herein has certain limitations in that it does not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP information presented by the Company may be different from the non-GAAP measures used by other companies.

Powered by QLogic

Since 1993, over 50 million QLogic products have shipped inside servers, workstations, RAID subsystems, tape libraries, disk and tape drives. These products were delivered to small, medium and large enterprises around the world. Powering solutions from leading companies like Cisco, Dell, EMC, Fujitsu, Hitachi, HP, IBM, NEC, Network Appliance, Quantum, StorageTek and Sun Microsystems, the broad line of QLogic controller chips, host bus adapters, network switches and management software move data from storage devices through the network fabric to servers. A member of the S&P 500 and NASDAQ 100, QLogic was named to the following during fiscal year 2004: (i) Fortune’s 100 Fastest Growing Companies list for the fourth consecutive year; (ii) Forbes’ Best 200 Small Companies for the fifth consecutive year; and (iii) Business Week’s list of 100 Hot Growth Companies. For more information visit www.qlogic.com.

Note: All QLogic-issued press releases appear on the Company’s website (www.qlogic.com). Any announcement that does not appear on the QLogic website has not been issued by QLogic.

Disclaimer - Forward Looking Statements

This press release contains statements relating to future results of the Company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The Company advises readers that these potential risks and uncertainties include, but are not limited to: the volatility of the Company’s stock price; fluctuations in operating results; the dependence on the storage area network market; the ability to maintain and gain market or industry acceptance of the Company’s products; the dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; the dependence on relationships with certain silicon chip suppliers and other subcontractors; the complexity of the Company’s products; sales fluctuations arising from customer transitions to new products; terrorist activities and resulting military actions; international, economic, regulatory, political and other risks; changes in semiconductor foundry capacity; uncertain benefits from strategic business combinations; the ability to maintain or expand upon strategic alliances; the strain on resources caused by rapid growth and expansion; the ability to attract and retain key personnel; the ability to protect proprietary rights or to satisfactorily resolve any infringement claims; changes in tax laws or adverse tax audit results; decreasing effectiveness of equity compensation in employee retention; charter documents and stockholder rights plan that may discourage a business combination; and facilities located in areas subject to earthquakes.

More detailed information on these and additional factors which could affect the Company’s operating and financial results are described in the Company’s Forms 10-K, 10-Q and other reports, filed or to be filed with the Securities and Exchange Commission. The Company urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the Company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the Company undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

SUMMARY CONSOLIDATED RESULTS OF OPERATIONS

(unaudited — in thousands, except per share amounts)

Consolidated GAAP Results

	Three Months Ended			Nine Months Ended
	Dec. 26,	Sep. 26,	Dec. 28,	Dec. 26,	Dec. 28,
	2004	2004	2003	2004	2003
Net revenues	$150,252	$134,609	$137,064	$414,672	$395,566
Gross profit	104,804	93,436	94,183	288,096	268,317
Operating income	60,805	50,856	52,879	159,949	150,132
Net income	43,356	35,882	34,952	111,441	100,809
Net income per share – diluted	0.46	0.38	0.36	1.19	1.05

Weighted average common shares outstanding – diluted	93,484	93,222	96,823	93,604	96,395

Consolidated Results Including Non-GAAP Adjustments (1)

	Three Months Ended			Nine Months Ended
	Dec. 26,	Sep. 26,	Dec. 28,	Dec. 26,	Dec. 28,
	2004	2004	2003	2004	2003
Net revenues	$150,252	$134,609	$137,064	$414,672	$395,566
Gross profit	104,804	93,436	94,183	288,096	268,317
Operating income	62,584	52,635	56,499	165,330	157,756
Net income	45,135	37,661	37,888	116,822	107,749
Net income per share – diluted	0.48	0.40	0.39	1.25	1.12

Weighted average common shares outstanding – diluted	93,484	93,222	96,823	93,604	96,395

(1)	For a description of the limitations of relying on non-GAAP financial information, see “Non-GAAP Financial Measurements” above. A complete reconciliation of each of the non-GAAP financial measures to the most comparable GAAP financial measure is presented below.

QLOGIC CORPORATION

SUMMARY CONSOLIDATED RESULTS OF OPERATIONS (continued)

(unaudited — in thousands)

Description of Non-GAAP Adjustments

A summary of the non-GAAP adjustments is as follows:

	Three Months Ended			Nine Months Ended
	Dec. 26,	Sep. 26,	Dec. 28,	Dec. 26,	Dec. 28,
	2004	2004	2003	2004	2003
Merger related stock compensation charges	$1,779	$1,779	$1,870	$5,381	$5,874
Legal settlements	—	—	1,750	—	1,750

Pre-tax adjustments	1,779	1,779	3,620	5,381	7,624
Income tax effect	—	—	(684)	—	(684)

After-tax non-GAAP adjustments	$1,779	$1,779	$2,936	$5,381	$6,940

Non-GAAP Financial Information

In addition to the results presented throughout this document in accordance with generally accepted accounting principles (GAAP), the Company has provided non-GAAP measurements, which present operating results on a basis including certain non-GAAP adjustments. Details of these adjustments are presented in the table above.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended December 26, 2004			Three Months Ended December 28, 2003
	GAAP	Non-GAAP	Non-GAAP	GAAP	Non-GAAP	Non-GAAP
	Results	Adjustments	Results (1)	Results	Adjustments	Results (1)
Net revenues	$150,252	$—	$150,252	$137,064	$—	$137,064
Cost of revenues	45,448	—	45,448	42,881	—	42,881

Gross profit	104,804	—	104,804	94,183	—	94,183

Operating expenses:
Engineering and development	24,331	(1,779)	22,552	21,514	(1,870)	19,644
Sales and marketing	15,166	—	15,166	13,846	—	13,846
General and administrative	4,502	—	4,502	5,944	(1,750)	4,194

Total operating expenses	43,999	(1,779)	42,220	41,304	(3,620)	37,684

Operating income	60,805	1,779	62,584	52,879	3,620	56,499

Interest and other income	4,468	—	4,468	3,495	—	3,495

Income before income taxes	65,273	1,779	67,052	56,374	3,620	59,994

Income taxes	21,917	—	21,917	21,422	684	22,106

Net income	$43,356	$1,779	$45,135	$34,952	$2,936	$37,888

Net income per share:
Basic	$0.47	$0.02	$0.49	$0.37	$0.03	$0.40
Diluted	$0.46	$0.02	$0.48	$0.36	$0.03	$0.39

Number of shares used in per share computations:
Basic	92,157	—	92,157	94,458	—	94,458
Diluted	93,484	—	93,484	96,823	—	96,823

(1)	For a description of the limitations of relying on non-GAAP financial information, see “Non-GAAP Financial Measurements” above.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended December 26, 2004			Three Months Ended September 26, 2004
	GAAP	Non-GAAP	Non-GAAP	GAAP	Non-GAAP	Non-GAAP
	Results	Adjustments	Results (1)	Results	Adjustments	Results (1)
Net revenues	$150,252	$—	$150,252	$134,609	$—	$134,609
Cost of revenues	45,448	—	45,448	41,173	—	41,173

Gross profit	104,804	—	104,804	93,436	—	93,436

Operating expenses:
Engineering and development	24,331	(1,779)	22,552	24,146	(1,779)	22,367
Sales and marketing	15,166	—	15,166	14,202	—	14,202
General and administrative	4,502	—	4,502	4,232	—	4,232

Total operating expenses	43,999	(1,779)	42,220	42,580	(1,779)	40,801

Operating income	60,805	1,779	62,584	50,856	1,779	52,635

Interest and other income	4,468	—	4,468	4,233	—	4,233

Income before income taxes	65,273	1,779	67,052	55,089	1,779	56,868

Income taxes	21,917	—	21,917	19,207	—	19,207

Net income	$43,356	$1,779	$45,135	$35,882	$1,779	$37,661

Net income per share:
Basic	$0.47	$0.02	$0.49	$0.39	$0.02	$0.41
Diluted	$0.46	$0.02	$0.48	$0.38	$0.02	$0.40

Number of shares used in per share computations:
Basic	92,157	—	92,157	92,485	—	92,485
Diluted	93,484	—	93,484	93,222	—	93,222

(1)	For a description of the limitations of relying on non-GAAP financial information, see “Non-GAAP Financial Measurements” above.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Nine Months Ended December 26, 2004			Nine Months Ended December 28, 2003
	GAAP	Non-GAAP	Non-GAAP	GAAP	Non-GAAP	Non-GAAP
	Results	Adjustments	Results (1)	Results	Adjustments	Results (1)
Net revenues	$414,672	$—	$414,672	$395,566	$—	$395,566
Cost of revenues	126,576	—	126,576	127,249	—	127,249

Gross profit	288,096	—	288,096	268,317	—	268,317

Operating expenses:
Engineering and development	71,632	(5,381)	66,251	65,731	(5,874)	59,857
Sales and marketing	43,568	—	43,568	38,011	—	38,011
General and administrative	12,947	—	12,947	14,443	(1,750)	12,693

Total operating expenses	128,147	(5,381)	122,766	118,185	(7,624)	110,561

Operating income	159,949	5,381	165,330	150,132	7,624	157,756

Interest and other income	12,334	—	12,334	12,463	—	12,463

Income before income taxes	172,283	5,381	177,664	162,595	7,624	170,219

Income taxes	60,842	—	60,842	61,786	684	62,470

Net income	$111,441	$5,381	$116,822	$100,809	$6,940	$107,749

Net income per share:
Basic	$1.20	$0.06	$1.26	$1.07	$0.07	$1.14
Diluted	$1.19	$0.06	$1.25	$1.05	$0.07	$1.12

Number of shares used in per share computations:
Basic	92,663	—	92,663	94,252	—	94,252
Diluted	93,604	—	93,604	96,395	—	96,395

(1)	For a description of the limitations of relying on non-GAAP financial information, see “Non-GAAP Financial Measurements” above.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	Dec. 26, 2004	Mar. 28, 2004
ASSETS

Current assets:
Cash and cash equivalents	$185,847	$156,593
Short-term investments	582,339	586,441
Accounts receivable, net	76,539	67,355
Inventories	24,309	20,935
Other current assets	29,155	22,256

Total current assets	898,189	853,580

Property and equipment, net	70,654	67,224
Other assets	10,689	7,711

	$979,532	$928,515

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$20,466	$18,570
Accrued compensation	19,612	18,849
Income taxes payable	21,527	10,691
Other liabilities	14,489	12,687

Total current liabilities	76,094	60,797

Total stockholders’ equity	903,438	867,718

	$979,532	$928,515

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Nine Months Ended
	Dec. 26,	Dec. 28,
	2004	2003
Cash flows from operating activities:
Net income	$111,441	$100,809
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,152	10,886
Deferred income taxes	(4,422)	7,398
Tax benefit from issuance of stock under stock plans	1,358	9,620
Amortization of deferred stock-based compensation	472	963
Provision for losses on accounts receivable	414	141
Loss on disposal of property and equipment	245	638
Changes in operating assets and liabilities:
Accounts receivable	(9,598)	(26,393)
Inventories	(3,374)	1,506
Other assets	(5,454)	1,532
Accounts payable	1,896	(146)
Accrued compensation	763	(1,930)
Income taxes payable	10,836	(1,344)
Other liabilities	1,802	9,406

Net cash provided by operating activities	117,531	113,086

Cash flows from investing activities:
Purchases of marketable securities	(462,442)	(836,453)
Sales and maturities of marketable securities	461,379	761,030
Additions to property and equipment	(14,827)	(15,434)

Net cash used in investing activities	(15,890)	(90,857)

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	7,622	19,338
Purchase of treasury stock	(80,009)	(19,545)

Net cash used in financing activities	(72,387)	(207)

Net increase in cash and cash equivalents	29,254	22,022

Cash and cash equivalents at beginning of period	156,593	137,810

Cash and cash equivalents at end of period	$185,847	$159,832

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the Company’s revenue components is as follows:

	Three Months Ended			Nine Months Ended
	Dec. 26,	Sep. 26,	Dec. 28,	Dec. 26,	Dec. 28,
	2004	2004	2003	2004	2003
Fibre Channel products	$116,937	$108,414	$105,477	$330,143	$298,701
SCSI products	31,376	24,899	29,892	80,358	93,411
Other	1,939	1,296	1,695	4,171	3,454

	$150,252	$134,609	$137,064	$414,672	$395,566

Geographic Revenues

Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended			Nine Months Ended
	Dec. 26,	Sep. 26,	Dec. 28,	Dec. 26,	Dec. 28,
	2004	2004	2003	2004	2003
United States	$61,138	$54,633	$59,660	$169,287	$174,850
International	89,114	79,976	77,404	245,385	220,716

	$150,252	$134,609	$137,064	$414,672	$395,566